EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

American Resources Corporation, (the Company) acquired the majority of assets of Perry County Coal LLC (PCC) in a chapter 11 bankruptcy sale (Acquisition). The Company purchased the assets for consideration of $1 and assuming liabilities with a preliminary value of $4,987,748. Because the transaction closed near the end of the reporting quarter the values assigned are provisional as of September 30, 2019 while the company continues to gather information therefore the company’s conclusion is tentative while the transaction is being evaluated under ASC 805-10-20.

The Acquisition will be accounted for as an asset purchase. The assets acquired do not represent a business as defined in FASB AS 805-10-20 due to their classification as a single asset. The Company took full operational control of the assets on September 27, 2019. Because the transaction closed near the end of the reporting quarter the values assigned are provisional as of September 30, 2019 while the company continues to gather information therefore the company’s conclusion is tentative while the transaction is being evaluated under ASC 805-10-20.

The following unaudited pro forma condensed combined consolidated financial statements are based on our unaudited historical consolidated financial statements and PCC’s unaudited historical consolidated financial statements as adjusted to give effect to the Company’s acquisition of majority of assets of PCC. The unaudited pro forma condensed combined consolidated statements of operations for the three months ended June 30, 2019 and the six months ending June 30, 2019 give effect to the transaction as if they had occurred on January 1, 2019. The unaudited pro forma condensed combined balance sheet as of June 30, 2019 gives effect to the transaction as if it had occurred on January 1, 2019.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined consolidated financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined consolidated financial statements.

The unaudited pro forma condensed combined consolidated financial statements should be read together with the Company’s historical consolidated financial statements, which are included in the Company’s Form 10K filed April 3, 2019 and PCC’s historical consolidated financial statements filed in Form 8K/A December 9, 2019.

1

AMERICAN RESOURCES CORP. AND SUBSIDIARIES
Unaudited Condensed Combined Pro Forma Consolidated Balance Sheets
June 30, 2019

	American	Perry
	Resources	County	Proforma		Proforma
	Corp.	Coal, LLC	Adjustment	Notes	Combined

ASSETS

CURRENT ASSETS
Cash	$1,129,790	$2,127,873	$(2,127,873)	( a )	$1,129,790
Accounts Receivable	1,945,330	556,353	(556,353)	( a )	1,945,330
Inventory - Coal	121,026	2,995,634	(2,343,936)	( a ) / ( b )	772,724
Inventory - Material	-	1,739,952	(1,739,952)	( a )	-
Prepaid Fees	483,000	2,717,088	(2,717,088)	( a )	483,000
Accounts Receivable - Other	360,718	-	-		360,718
Total Current Assets	4,039,864	10,136,900	(9,485,202)		4,691,562

OTHER ASSETS
Cash - restricted	364,985	-	-		364,985
Processing and rail facility	11,630,171	8,994,625	(7,062,934)	( a ) / ( b )	13,561,862
Underground equipment	9,452,724	-	863,053	( b )	10,315,777
Surface equipment	3,101,518	-	4,688	( b )	3,106,206
Acquired mining rights	28,313,241	-	518,199	( b )	28,831,440
Coal refuse storage	11,993,827	1,765,655	(1,588,211)	( a ) / ( b )	12,171,271
Less Accumulated Depreciation	(9,652,446)	(4,233,956)	4,233,956	( a )	(9,652,446)
Land	2,407,193	-	840,976	( b )	3,248,169
Note Receivable	4,117,139	444,576	(444,576)	( a )	4,117,139
Total Other Assets	61,728,352	6,970,900	(2,634,849)		66,064,403

TOTAL ASSETS	$65,768,216	$17,107,800	$(12,120,051)		$70,755,965

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$6,245,513	$11,411,612	$(11,411,611)	( a )	$6,245,514
Accounts payable - related party	597,656	-	-		597,656
Accrued expenses	1,698,222	4,186,198	(2,149,211)	( a ) / ( b )	3,735,209
Funds held for others	19,955	-	-		19,955
Due to affiliate	124,000	-	-		124,000
Current portion of long term-debt	15,528,199	-	-		15,528,199
Current portion of convertible debt	6,819,632	-	-		6,819,632
Black lung and workers compensation - current	-	2,307,564	(2,307,564)	( a )	-
Current portion of reclamation liability	2,327,169	-	-		2,327,169
Total Current Liabilities	33,360,346	17,905,800	(15,868,386)		35,397,334

OTHER LIABILITIES
Long-term portion of note payable (net of issuance costs $422,921)	4,826,451	-	-		4,826,451
Black lung and workers compensation – long term	-	14,935,439	(14,935,439)	( a )	-
Reclamation liability	16,853,436	2,315,121	635,640	( a ) / ( b )	19,804,197
Total Other Liabilities	21,679,887	17,750,560	(14,799,799)		24,630,648

Total Liabilities	55,040,233	35,655,934	(30,668,185)		60,027,982

STOCKHOLDERS' EQUITY (DEFICIT)
AREC - Class A Common stock: $.0001 par value; 230,000,000 shares authorized, 23,367,197 and 17,763,469 shares issued and outstanding	2,337	-	-		2,337
AREC Series A Preferred stock: $.0001 par value; 5,000,000 shares authorized, 0 issued and outstanding	-	-	-		-
AREC Series C Preferred stock: $.0001 par value; 20,000,000 shares authorized, 0 issued and outstanding	-	-	-		-
Additional paid-in capital	86,367,056	38,600,180	(38,600,180)	( a )	86,367,056
Accumulated deficit	(75,641,410)	(57,148,314)	57,148,314	( a )	(75,641,410)
Total Stockholders' Equity (Deficit)	10,727,983	(18,548,134)	18,548,134		10,727,983

TOTAL LIABILITIES AND STOCKHOLDERS' EQUTY (DEFICIT)	$65,768,216	$17,108,800	$(12,120,051)		$70,755,965

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial statements.

2

AMERICAN RESOURCES CORP. AND SUBSIDIARIES
Unaudited Condensed Combined Pro Forma Consolidated Statements of Operations
For the Twelve Months Ended December 31, 2018

	American	Perry
	Resources	County	Proforma
	Corp.	Coal, LLC	Adjustment	Notes	Total
Total Revenue	$31,524,825	$51,740,331	$-		$83,265,156

Total Expenses from Operations	(43,021,530)	(66,025,101)	-		(109,046,631)

Net Loss from Operations	(11,496,705)	(14,284,770)	-		(25,781,475)

Other Income	466,808	-	-		466,808
Gain on cancelation of Debt	68,010	-
Amortization of debt discount and debt issuance costs	(670,601)	-	-		(670,601)
Interest income	164,166	-	-		164,166
Interest expense	(1,288,990)	(4,347,560)	-		(5,636,550)

Net loss	(12,757,312)	(18,632,330)	-		(31,389,642)

Less: Preferred dividend requirement	(114,850)	-	-		(114,850)
Less: Net income attributable to Non Controlling Interest	(151,264)	-	-		(151,264)

Net loss attributable to Controlling Shareholders	$(13,023,426)	$(18,632,330)	$-		$(31,655,756)

Net loss per share - basic and diluted	$(3.69)	-	-		$(9.01)

Weighted average shares outstanding - basic and diluted	3,513,513	-	-		3,513,513

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial statements.

3

AMERICAN RESOURCES CORP. AND SUBSIDIARIES
Unaudited Condensed Combined Pro Forma Consolidated Statements of Operations
For the Six Months Ended June, 2019

	American	Perry
	Resources	County	Proforma
	Corp.	Coal, LLC	Adjustment	Notes	Total
Total Revenue	$16,336,402	$24,640,031	$-		$40,976,433

Total Expenses from Operations	(29,582,084)	(37,047,631)	-		(66,629,715)

Net Loss from Operations	(13,245,682)	(12,407,600)	-		(25,653,282)

Other income (expense)
Other Income	480,954	-	-		480,954
Loss on settlement of payable	(22,660)	-	-		(22,660)
Amortization of debt discount and issuance costs	(7,502,979)	-	-		(7,502,979)
Interest income	82,343	-	-		82,343
Warrant modification Expense	(2,545,360)	-	-		(2,545,360)
Interest expense	(772,843)	(2,574,942)	-		(3,347,785)
Total other income (expense)	(10,280,545)	(2,574,942)	-		(12,855,487)

Net Loss	(23,526,227)	(14,982,542)	-		(38,508,769)

Net loss attributable to Controlling Shareholders	$(23,526,227)	$(14,682,542)	$-		$(38,508,769)

Net loss per share - basic and diluted	$(1.07)	-	-		$(1.74)

Weighted average shares outstanding - basic and diluted	22,078,999	-	-		22,078,999

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial statements.

4

AMERICAN RESOURCES CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019

NOTE 1 – Basis of Presentation

The historical consolidated financial statements have been adjusted in the pro forma condensed combined consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Acquisition (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combination.

The pro forma combined consolidated financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. the actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The assets acquired and liabilities assumed of Perry County Coal LLC were as follows at the purchase date on a provisional basis:

Assets
Coal Inventory	$651,698
Mine Development	518,199
Coal Refuse	177,444
Land	840,976
Underground Equipment	863,053
Surface Equipment	4,688
Processing and Loading Facility	1,444,596
Liabilities
Reclamation liability	$2,950,761
Accrued liabilities	2,036,987

The combined pro forma financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of the majority of assets of PCC as a result of restructuring activities and other planned cost savings initiatives following the completion of the business combination.

NOTE 2 – Pro forma Adjustments

The following adjustments have been reflected in the unaudited pro forma condensed combined consolidated financial information:

(a)	elimination of Perry County Coal LLC assets and liabilities assumed to only include the assets and liabilities assumed.

(b)

recording of the provisional purchase price allocation of the relative fair value of the assets of Perry County Coal LLC included in the asset purchase. Because the transaction closed near the end of the reporting quarter the values assigned are provisional as of September 30, 2019 while the company continues to gather information therefore the company’s conclusion is tentative while the transaction is being evaluated under ASC 805-10-20.

5